RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2012
RELATED PARTY TRANSACTIONS [Abstract]
RELATED PARTY TRANSACTIONS
25. RELATED PARTY TRANSACTIONS

Historically, the Combined Entity and the Dropdown Predecessor were an integrated part of Golar. As such, the Bermudan and London office locations of Golar have provided general and corporate management services for the Combined Entity and Dropdown Predecessor as well as other Golar entities and operations. Consequently, for the purpose of the combined statement of operations this includes allocations for administrative expenses and other financial items as described in note 2 which are excluded from the disclosures below:

Net expenses from related parties:

(in thousands of $)	2012	2011	2010
Transactions with Golar and affiliates:
Management and administrative services fees (a)	2,876	1,576	—
Ship management fees (b)	4,222	4,146	3,826
Interest expense on Golar LNG vendor financing loan - Golar Freeze (c)	11,921	3,085	—
Interest expense on Golar LNG vendor financing loan - NR Satu (d)	4,737	—	—
Interest expense on high-yield bonds (e)	575	—	—
Interest expense on Golar Energy loan (f)	829	—	—
Total	25,160	8,807	3,826

Receivables (payables) from related parties:

As of December 31, 2012 and 2011 balances with related parties consisted of the following:

(in thousands of $)	2012	2011
Trading balances due to Golar and affiliates (g)	(546)	3,235
Golar LNG vendor financing loan (c)	—	(222,310)
High-yield bonds (e)	(34,953)	—
	(35,499)	(219,075)

(a) Management and administrative services agreement - On March 30, 2011, the Partnership entered into a management and administrative services agreement with Golar Management, a wholly-owned subsidiary of Golar, pursuant to which Golar Management will provide to the Partnership certain management and administrative services. The services provided by Golar Management are charged at cost plus a management fee equal to 5% of Golar Management's costs and expenses incurred in connection with providing these services. The Partnership may terminate the agreement by providing 120 days written notice.

(b) Ship management fees - Golar and certain of its affiliates charged ship management fees to the Partnership for the provision of technical and commercial management of the vessels. Each of the Partnership's vessels is subject to management agreements pursuant to which certain commercial and technical management services are provided by certain affiliates of Golar, including Golar Management and Golar Wilhelmsen AS ("Golar Wilhelmsen"), a partnership that is jointly controlled by Golar and by Wilhelmsen Ship Management (Norway) AS.

(c) Golar LNG vendor financing loan - Golar Freeze - In October 2011, in connection with the purchase of the Golar Freeze, the Partnership entered into a financing loan agreement with Golar for an amount of $222.3 million. The facility is unsecured and bears interest at a fixed rate of 6.75% per annum payable quarterly. The loan is non-amortizing with a final balloon payment of $222.3 million due in October 2014. The loan was repaid in October 2012 (see note 21).

(d) Golar LNG vendor financing loan - NR Satu - In July 2012, in connection with the purchase of the NR Satu, the Partnership entered into a financing loan agreement with Golar for an amount of $175 million. Of this amount, $155 million was drawn down in July 2012. A further $20 million is available for drawdown until July 2015. The facility is unsecured and bears interest at a fixed rate of 6.75% per annum payable quarterly. The loan is non-amortizing with a final balloon payment for the amount drawn down due within three years from the date of draw down. The loan was repaid in December 2012 (see note 21).

(e) High-yield bonds - In October 2012, the Partnership completed the issuance of NOK1,300 million in senior unsecured bonds that mature in October 2017. The aggregate principal amount of the bonds is equivalent to approximately $227 million. Of this amount, approximately $35.0 million was issued to Golar (see note 21).

(f) Golar Energy loan - In January 2012, Golar LNG (Singapore) Pte. Ltd. ("Golar Singapore"), the subsidiary which holds the investment in PTGI, drew down $25 million on its loan agreement entered into in December 2011 with Golar LNG Energy Limited ("Golar Energy"). The loan was unsecured, repayable on demand and bears interest at the rate of 6.75% per annum payable on a quarterly basis. In connection with the acquisition of the subsidiaries that own and operate the NR Satu, all amounts payable to Golar Energy by the subsidiaries acquired by the Partnership, including Golar Singapore, were extinguished .

(g) Trading balances -Receivables and payables with Golar and its affiliates are comprised primarily of unpaid management fees, advisory and administrative services. In addition, certain receivables and payables arise when the Partnership pays an invoice on behalf of a related party and vice versa. Receivables and payables are generally settled quarterly in arrears. Trading balances due to Golar and its affiliates are unsecured, interest-free and intended to be settled in the ordinary course of business. They primarily relate to recharges for trading expenses paid on behalf of the Partnership including ship management and administrative service fees due to Golar.

(h) $20 million revolving credit facility- On April 13, 2011, the Partnership entered into a $20 million revolving credit facility with Golar. The facility matures in December 2014 and is unsecured and interest-free. As of December 31, 2012, the Partnership had not borrowed under the facility.

(i) Dividends to China Petroleum Corporation - During the years ended December 31, 2012, 2011 and 2010, Faraway Maritime Shipping Co., which is 60% owned by the Partnership and 40% owned by China Petroleum Corporation ("CPC"), paid total dividends to CPC of $1.8 million, $2.4 million and $3.1 million, respectively.

(j) Acquisitions from Golar — The Partnership acquired from Golar equity interests in certain subsidiaries which own or lease and operate the Golar Freeze, the NR Satu and the Golar Grand. These transactions were concluded between entities under common control and, thus, the net assets acquired were recorded at historic book value. The Board of Directors of the Partnership ("the Board") and the Conflicts Committee of the Board ("the Conflicts Committee") have approved the purchase price and vendor financing loan for each transaction. The Conflicts Committee retained a financial advisor, DnB Nor Markets, to assist with its evaluation of the transaction. The details of each transaction are as follows:

	2012		2011
(in millions of $)	Golar Grand	NR Satu	Golar Freeze
Purchase consideration	176.8	388.0	231.3
Less: Net assets acquired
- Vessel – historic book value	127.5	257.6	166.0
- Capital lease obligation assumed (net of restricted cash)	(90.8)	—	—
- Loan debt assumed	—	—	(108.0)
- Other net assets	6.4	(1.9)	7.5
Total net assets acquired	(43.1)	(255.7)	(65.5)
Deduction to equity	133.7	132.3	165.8

Golar Freeze

On October 19, 2011, the Partnership acquired Golar's 100% ownership interest in certain subsidiaries which own and operate the Golar Freeze and hold the secured bank debt. The purchase consideration was $330 million for the vessel and $9 million of working capital adjustments net of the assumed bank debt of $108.0 million, resulting in total purchase consideration of approximately $231.3 million of which $222.3 million was financed by vendor financing in the form of the Golar LNG vendor financing loan, further described in paragraph (c) above.

NR Satu

On July 19, 2012, the Partnership acquired Golar's equity interests in certain subsidiaries which own and operate the NR Satu. The purchase consideration was $385 million for the vessel and working capital adjustments of $3.0 million, resulting in total purchase consideration of approximately $388 million of which $230 million was financed from the proceeds of the July 2012 equity offering and $155 million vendor financing in the form of the Golar LNG vendor financing loan, further described in paragraph (d) above.

Golar Grand

On November 8, 2012, the Partnership acquired Golar's equity interests in subsidiaries which lease and operate the Golar Grand. The purchase consideration was $265 million for the vessel and working capital adjustments of $2.6 million, net of the assumed capital lease obligation of $90.8 million, resulting in total purchase consideration of $176.8 million which was principally financed from the proceeds of the November 2012 equity offering.

Golar Grand option

In connection with the acquisition of the Golar Grand in November 2012, the Partnership entered into an Option Agreement with Golar. Under the Option Agreement, the Partnership has an option to require Golar to enter into a new time charter with Golar as charterer until October 2017 if the current charterer does not renew or extend the existing charter after the initial term.

Indemnifications and guarantees

Tax lease indemnifications

Under the Omnibus Agreement, Golar has agreed to indemnify the Partnership in the event of any liabilities in excess of scheduled or final settlement amounts arising from the Methane Princess leasing arrangement and the termination thereof.

In addition, Golar has agreed to indemnify the Partnership in the event of a successful challenge by the UK Revenue Authorities with regard to the initial tax basis of the transactions relating to the six vessels currently or previously financed by UK tax leases.

Environmental and other indemnifications

Under the Omnibus Agreement, Golar has agreed to indemnify the Partnership until April 13, 2016, against certain environmental and toxic tort liabilities with respect to the assets that Golar contributed or sold to the Partnership to the extent arising prior to the time they were contributed or sold. However, claims are subject to a deductible of $0.5 million and an aggregate cap of $5 million.

In addition, pursuant to the Omnibus Agreement, Golar agreed to indemnify the Partnership for any defects in title to the assets contributed or sold to the Partnership and any failure to obtain, prior to April 13, 2011, certain consents and permits necessary to conduct the Partnership's business, which liabilities arise within three years after the closing of the IPO on April 13, 2011.

Acquisition of Golar Freeze and NR Satu

Under the Purchase, Sale and Contribution Agreement entered into between Golar and the Partnership on October 19, 2011 and July 19, 2012, Golar has agreed to extend the above indemnifications to include any liabilities relating to the Golar Freeze and the NR Satu.